UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               March 25, 2004

                            NORTH BANCSHARES, INC.
               (Exact name of registrant as specified in its Charter)


Delaware                          0-22800                   36-3915073
(State or other           (commission file number)          (IRS Employer
jurisdiction of                                              Identification
incorporation)                                               number)



100 West North Avenue, Chicago, Illinois                    60610
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320



                                    N/A
           Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         99.1.  Press release, dated March 25, 2004.


Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12)

On March 25, 2004, the Registrant issued the attached press release regarding the hiring of an investment banking firm to review strategic alternatives. The press release is attached as Exhibit 99.1 to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH BANCSHARES, INC.
                                             (Registrant)




Date: March 25, 2004                         /S/ Joseph A. Graber
                                             Joseph A. Graber
                                             President and
                                             Chief Executive Officer

                                   EXHIBIT

       NORTH BANCSHARES, INC.             NEWS
       100 West North Avenue at Clark - Chicago, Illinois 60610 - 312-664-4320



                  IMMEDIATELY

                  Joseph A. Graber or Victor E. Caputo or Martin W. Trofimuk
                  (312) 664-4320


         CHICAGO, IL, MARCH 25, 2004, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company of North Federal Savings Bank, today announced that the Board of Directors of the Company has hired Keefe, Bruyette and Woods, an investment banking firm, to review strategic alternatives, including the possible sale of the Company.

         North Bancshares, Inc. is the holding company for North Federal Savings Bank. Its common stock is traded on the Nasdaq Stock Market under the symbol "NBSI." North Federal has served the north side of Chicago from its home office in Old Town since 1886. It also operates a branch office in Wilmette IL. For 60 consecutive quarters, the bank has received a five-star superior rating for safety from Bauer Financial Reports, Inc., and is rated one of the best in the nation for safety and soundness by Sheshunoff Information Services, Inc. North Federal is proud to support local service and non-profit organizations. Its executives serve or have served on the boards of a variety of local community organizations. Further information is available on its website at www.northfederal.com including prior press releases, SEC filings, company history, and current products, services and interest rates.

         When used in this press release the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance.

         The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.